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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 23, 2000 included in the Company's Form 10-K for the year ended April 30, 2000 and to all references to our Firm included in this registration statement.

ARTHUR ANDERSEN LLP

Orange County, California
June 8, 2001